Income Taxes	9 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
10 - Income Taxes
For the three months ended December 31, 2023 and 2022, income tax expense was $59.0 million and $46.0 million, respectively. For the nine months ended December 31, 2023 and 2022, income tax expense was $72.0 million and $145.0 million, respectively. For the three months ended December 31, 2023 and 2022, the income tax expense as a percentage of income before taxes was 40.4% and 20.2%, respectively. For the nine months ended December 31, 2023 and 2022, the income tax expense as a percentage of income before taxes was 46.8% and 21.8%, respectively.
The effective rate increased compared to the same period last year primarily due to the impact of the incremental share-based payment costs (see Note 9 - Share-based Compensation, for further details) in the three and nine months ended December 31, 2023, part of which does not give rise to a tax benefit due to irrecoverable withholding tax.
For the three months ended December 31, 2023 and 2022, the effective rate differed from the United Kingdom statutory rate of 25% and 19%, respectively, primarily due to patent box, research and development tax credits and share-based compensation cost. For the nine months ended December 31, 2023 and 2022, the effective tax rates differed from the United Kingdom statutory rate of 25% and 19%, respectively, primarily due to patent box, research and development tax credits and share-based compensation cost.